SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Land	$ 22,857	$ 23,368
Buildings	54,026	54,282
Machinery and equipment	60,498	58,986
Assets in progress	6,661	10,263
Others	5,036	5,336
Total	149,078	152,235
Less accumulated depreciation	(47,433)	(44,979)
Total	$ 101,645	$ 107,256